
                                           Chase Manhattan Bank USA, N.A.
                                       Monthly Certificateholder's Statement

                                           Chase Credit Card Master Trust
                                                   Series 1995-1
                                                                                              Distribution Date  9/15/98

Section 5.2 - Supplement                                   Class A           Class B       Collateral                 Total
-----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                           0.00            0.00           0.00                   0.00

(ii)     Monthly Interest Distributed                    3,480,380.63      296,073.39     387,786.32           4,164,240.33
         Deficiency Amounts                                      0.00            0.00                                  0.00
         Additional Interest                                     0.00            0.00                                  0.00
         Accrued and Unpaid Interest                                                            0.00                   0.00

(iii)    Collections of Principal Receivables           85,699,569.70   7,141,630.81    9,182,096.75         102,023,297.27

(iv)     Collections of Finance Charge Receivables      11,567,471.63     963,955.97    1,239,371.96          13,770,799.56

(v)      Aggregate Amount of Principal Receivables                                                        15,987,018,683.19

                                   Investor Interest   750,000,000.00  62,500,000.00   80,357,142.86         892,857,142.86
                                   Adjusted Interest   750,000,000.00  62,500,000.00   80,357,142.86         892,857,142.86

                                            Series
         Floating Investor Percentage             5.58%        84.00%           7.00%          9.00%                 100.00%
         Fixed Investor Percentage                5.58%        84.00%           7.00%          9.00%                 100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.33%
               30 to 59 days                                                                                           1.54%
               60 to 89 days                                                                                           1.05%
               90 or more days                                                                                         2.08%
                                         Total Receivables                                                           100.00%

(vii)    Investor Default Amount                         4,875,149.16      406,262.43     522,337.41           5,803,749.00

(viii)   Investor Charge-Offs                                    0.00            0.00           0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00           0.00

(x)      Servicing Fee                                     625,000.00       52,083.33      66,964.29             744,047.62

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                               10.73%

(xii)    Reallocated Monthly Principal                                          0.00           0.00                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  750,000,000.00  62,500,000.00  80,357,142.86          892,857,142.86

(xiv)    LIBOR                                                                                                         5.64063%

(xv)     Principal Funding Account Balance                                                                             0.00

(xvi)    Accumulation Shortfall                                                                                        0.00

(xvii)   Principal Funding Investment Proceeds                                                                         0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                             ====================

(xix)    Available Funds                                10,959,833.20     911,872.64   1,172,407.67           13,044,113.51

(xx)     Certificate Rate                                   5.76063%       5.88063%       5.99063%

-----------------------------------------------------------------------------------------------------------------------------------

                                            Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                            Chase Credit Card Master Trust
                                                     Series 1995-2
                                                                                                Distribution 9/15/98

Section 5.2 - Supplement                                Class A           Class B      Collateral                 Total
---------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00            0.00           0.00                  0.00

(ii)    Monthly Interest Distributed                    3,115,000.00      181,245.17     232,248.34          3,528,493.51
        Deficiency Amounts                                      0.00            0.00                                 0.00
        Additional Interest                                     0.00            0.00                                 0.00
        Accrued and Unpaid Interest                                                            0.00                  0.00

(iii)   Collections of Principal Receivables           68,559,655.76    3,895,331.11   5,453,712.86         77,908,699.73

(iv)    Collections of Finance Charge Receivables       9,253,977.30      525,780.14     736,125.85         10,515,883.30

(v)     Aggregate Amount of Principal Receivables                                                       15,987,018,683.19

                                    Investor Interest 600,000,000.00   34,090,000.00  47,728,181.82        681,818,181.82
                                    Adjusted Interest 600,000,000.00   34,090,000.00  47,728,181.82        681,818,181.82

                                          Series
        Floating Investor Percentage             4.26%        88.00%         5.00%          7.00%                 100.00%
        Fixed Investor Percentage                4.26%        88.00%         5.00%          7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                              95.33%
              30 to 59 days                                                                                         1.54%
              60 to 89 days                                                                                         1.05%
              90 or more days                                                                                       2.08%
                                                                                                           ---------------
                                         Total Receivables                                                        100.00%

(vii)   Investor Default Amount                         3,900,119.33      221,591.78     310,242.67         4,431,953.78

(viii)  Investor Charge-Offs                                    0.00            0.00           0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00            0.00           0.00

(x)     Servicing Fee                                     500,000.00       28,408.33      39,773.48           568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                             10.71%

(xii)   Reallocated Monthly Principal                                           0.00           0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  600,000,000.00   34,090,000.00  47,728,181.82       681,818,181.82

(xiv)   LIBOR                                                                                                   5.64063%

(xv)    Principal Funding Account Balance                                                                           0.00

(xvi)   Accumulation Shortfall                                                                                      0.00

(xvii)  Principal Funding Investment Proceeds                                                                       0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                            ===============

(xix)   Available Funds                                 8,753,977.30      497,371.81     696,352.37         9,947,701.48

(xx)    Certificate Rate                                    6.23000%        6.38000%       6.04063%

-------------------------------------------------------------------------------------------------------------------------------

                                       Chase Manhattan Bank USA, N.A.
                                    Monthly Certificateholder's Statement

                                       Chase Credit Card Master Trust
                                                Series 1995-3
                                                                                          Distribution Date: 9/15/98

Section 5.2 - Supplement                                  Class A       Class B       Collateral                     Total
------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                         0.00           0.00          0.00                    0.00

(ii)    Monthly Interest Distributed                  2,336,250.00     136,149.60    177,783.86            2,650,183.46
        Deficiency Amounts                                    0.00           0.00                                  0.00
        Additional Interest                                   0.00           0.00                                  0.00
        Accrued and Unpaid Interest                                                        0.00                    0.00

(iii)   Collections of Principal Receivables         51,419,741.82   2,921,555.46  4,090,227.51           58,431,524.80

(iv)    Collections of Finance Charge Receivables     6,940,482.98     394,342.82    552,086.68            7,886,912.47

(v)     Aggregate Amount of Principal Receivables                                                     15,987,018,683.19

                                Investor Interest   450,000,000.00  25,568,000.00  35,795,636.36         511,363,636.36
                                Adjusted Interest   450,000,000.00  25,568,000.00  35,795,636.36         511,363,636.36

                                           Series
        Floating Investor Percentage         3.20%        88.00%          5.00%         7.00%                    100.00%
        Fixed Investor Percentage            3.20%        88.00%          5.00%         7.00%                    100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
              Current                                                                                             95.33%
              30 to 59 days                                                                                        1.54%
              60 to 89 days                                                                                        1.05%
              90 or more days                                                                                      2.08%
                                                                                                    ---------------------
                                              Total Receivables                                                  100.00%

(vii)   Investor Default Amount                        2,925,089.49     166,197.08    232,678.76           3,323,965.33

(viii)  Investor Charge-Offs                                   0.00           0.00          0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00          0.00

(x)     Servicing Fee                                    375,000.00      21,306.67     29,829.70            426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                           10.71%

(xii)   Reallocated Monthly Principal                                         0.00          0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 450,000,000.00  25,568,000.00  35,795,636.36       511,363,636.36

(xiv)   LIBOR                                                                                                  5.64063%

(xv)    Principal Funding Account Balance                                                                         0.00

(xvi)   Accumulation Shortfall                                                                                    0.00

(xvii)  Principal Funding Investment Proceeds                                                                     0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ==================

(xix)   Available Funds                               6,565,482.98      373,036.15    522,256.98          7,460,776.11

(xx)    Certificate Rate                                  6.23000%        6.39000%      6.16563%

------------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1996-1
                                                                                 Distribution Date:   9/15/98

Section 5.2 - Supplement                                  Class A       Class B       Collateral                 Total
----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00           0.00            0.00                          0.00

(ii)    Monthly Interest Distributed                   3,237,500.00     189,248.43      270,954.78                   3,697,703.21
        Deficiency Amounts                                     0.00           0.00                                           0.00
        Additional Interest                                    0.00           0.00                                           0.00
        Accrued and Unpaid Interest                                                           0.00                           0.00

(iii)   Collections of Principal Receivables          79,986,265.06   4,544,591.05    6,362,626.91                  90,893,483.02

(iv)    Collections of Finance Charge Receivables     10,796,306.85     613,415.31      858,808.35                  12,268,530.51

(v)     Aggregate Amount of Principal Receivables                                                               15,987,018,683.19

                               Investor Interest     700,000,000.00   39,772,000.00   55,682,545.45                795,454,545.45
                               Adjusted Interest     700,000,000.00   39,772,000.00   55,682,545.45                795,454,545.45

                                    Series
         Floating Investor Percentage   4.98%       88.00%       5.00%        7.00%                                        100.00%
         Fixed Investor Percentage      4.98%       88.00%       5.00%        7.00%                                        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                       95.33%
              30 to 59 days                                                                                                  1.54%
              60 to 89 days                                                                                                  1.05%
              90 or more days                                                                                                2.08%
                                                                                                                    ----------------
                                           Total Receivables                                                                100.00%

(vii)   Investor Default Amount                        4,550,139.21     258,525.91       361,947.62                   5,170,612.74

(viii)  Investor Charge-Offs                                   0.00           0.00             0.00                           0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00             0.00

(x)     Servicing Fee                                    583,333.33      33,143.33        46,402.12                     662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       10.71%

(xii)   Reallocated Monthly Principal                                         0.00             0.00                           0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 700,000,000.00  39,772,000.00    55,682,545.45                 795,454,545.45

(xiv)   LIBOR                                                                                                              5.64063%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                    ================

(xix)   Available Funds                               10,212,973.52     580,271.98       812,406.23                  11,605,651.72

(xx)    Certificate Rate                                   5.55000%        5.71000%         6.04063%

-----------------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                          Series 1996-2
                                                                                                    Distribution Date:  9/15/98

Section 5.2 - Supplement                                   Class A         Class B      Collateral         Total
-------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                           0.00           0.00           0.00               0.00

(ii)    Monthly Interest Distributed                    2,740,833.33     160,416.67     225,225.33       3,126,475.33
        Deficiency Amounts                                      0.00           0.00                              0.00
        Additional Interest                                     0.00           0.00                              0.00
        Accrued and Unpaid Interest                                                           0.00               0.00

(iii)   Collections of Principal Receivables           62,846,351.12   3,570,815.40   4,999,141.57      71,416,308.09

(iv)    Collections of Finance Charge Receivables       8,482,812.53     481,977.98     674,769.18       9,639,559.69

(v)     Aggregate Amount of Principal Receivables                                                   15,987,018,683.19

                               Investor Interest      550,000,000.00  31,250,000.00  43,750,000.00     625,000,000.00
                               Adjusted Interest      550,000,000.00  31,250,000.00  43,750,000.00     625,000,000.00

                                      Series
        Floating Investor Percentage     3.91%      88.00%       5.00%        7.00%                            100.00%
        Fixed Investor Percentage        3.91%      88.00%       5.00%        7.00%                            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                          95.33%
               30 to 59 days                                                                                     1.54%
               60 to 89 days                                                                                     1.05%
               90 or more days                                                                                   2.08%
                                                                                                         --------------
                                     Total Receivables                                                         100.00%

(vii)   Investor Default Amount                         3,575,109.38     203,131.21     284,383.70       4,062,624.30

(viii)  Investor Charge-Offs                                    0.00           0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)     Servicing Fee                                     458,333.33      26,041.67      36,458.33         520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                          10.71%

(xii)   Reallocated Monthly Principal                                          0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)  550,000,000.00  31,250,000.00  43,750,000.00     625,000,000.00

(xiv)   LIBOR                                                                                              5.64063%

(xv)    Principal Funding Account Balance                                                                        0.00

(xvi)   Accumulation Shortfall                                                                                   0.00

(xvii)  Principal Funding Investment Proceeds                                                                    0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ==============

(xix)   Available Funds                                 8,024,479.19     455,936.32     638,310.84       9,118,726.36

(xx)    Certificate Rate                                  5.98000%        6.16000%        6.39063%

---------------------------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                             Series 1996-3
                                                                                     Distribution Date: 9/15/98

Section 5.2 - Supplement                               Class A        Class B         Collateral             Total
-----------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                          0.00           0.00           0.00                0.00

(ii)    Monthly Interest Distributed                   2,434,132.89     141,813.47     168,712.77        2,744,659.13
        Deficiency Amounts                                     0.00           0.00                               0.00
        Additional Interest                                    0.00           0.00                               0.00
        Accrued and Unpaid Interest                                                          0.00                0.00

(iii)   Collections of Principal Receivables          47,075,687.77   2,674,740.70   3,744,778.77       53,495,207.24

(iv)    Collections of Finance Charge Receivables      6,354,135.55     361,028.50     505,459.04        7,220,623.09

(v)     Aggregate Amount of Principal Receivables                                                   15,987,018,683.19

                                Investor Interest    411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86
                                Adjusted Interest    411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86

                                            Series
        Floating Investor Percentage         2.93%      88.00%       5.00%        7.00%                        100.00%
        Fixed Investor Percentage            2.93%      88.00%       5.00%        7.00%                        100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
               Current                                                                                          95.33%
               30 to 59 days                                                                                     1.54%
               60 to 89 days                                                                                     1.05%
               90 or more days                                                                                   2.08%
                                                                                                       ---------------
                                           Total Receivables                                                   100.00%

(vii)   Investor Default Amount                        2,677,971.43     152,156.66     213,027.38        3,043,155.47

(viii)  Investor Charge-Offs                                   0.00           0.00           0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions             0.00           0.00           0.00

(x)     Servicing Fee                                    343,319.17      19,506.67      27,310.37          390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                          10.71%

(xii)   Reallocated Monthly Principal                                         0.00           0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted) 411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86

(xiv)   LIBOR                                                                                                 5.64063%

(xv)    Principal Funding Account Balance                                                                        0.00

(xvi)   Accumulation Shortfall                                                                                   0.00

(xvii)  Principal Funding Investment Proceeds                                                                    0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                        ===============

(xix)   Available Funds                               6,010,816.38      341,521.83     478,148.67        6,830,486.89

(xx)    Certificate Rate                                  7.09000%        7.27000%       6.39063%

-------------------------------------------------------------------------------------------------------------------------